UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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WELLS FARGO FUNDS TRUST

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Notes:

IMPORTANT NOTICE: PLEASE COMPLETE THE

ENCLOSED PROXY BALLOT AND RETURN IT AS

SOON AS POSSIBLE. FOR YOUR CONVENIENCE, YOU

MAY VOTE BY CALLING THE TOLL-FREE NUMBER PRINTED

ON YOUR PROXY BALLOT 24 HOURS A DAY. IF YOU HAVE

ANY QUESTIONS YOU MAY CALL 1-800-769-5414 TOLL-FREE

FROM 8:00 A.M. TO 10:00 P.M. EASTERN TIME.

YOU ALSO MAY VOTE BY INTERNET AT WWW.PROXYVOTE.COM.

A CONFIRMATION OF YOUR TELEPHONE

VOTE WILL BE MAILED TO YOU.

WELLS FARGO FUNDS TRUST

525 MARKET STREET

SAN FRANCISCO, CA. 94105

      August 10, 2001

Dear Valued Shareholder:

    We are seeking your approval of proposed new advisory arrangements for the Outlook Today Fund, Outlook 2010 Fund, Outlook 2020 Fund, Outlook 2030 Fund and Outlook 2040 Fund (formerly known as the LifePath Funds). We refer to these Funds jointly as the Outlook Funds, and to each as an Outlook Fund. We also are seeking the approval of the shareholders of the Outlook Today and Outlook 2010 Funds of a change to the asset allocation model to permit a Fund that has reached its time horizon to invest a greater percentage of its assets in equity securities.

Wells Fargo Funds Management, LLC has agreed to pay all expenses associated with this proxy solicitation so that Outlook Fund shareholders will not bear any of these expenses.

HOW ARE THE ADVISORY ARRANGEMENTS FOR THE OUTLOOK FUNDS CHANGING?

    Currently, each Outlook Fund is advised by Barclays Global Fund Advisors, which we refer to as BGFA. Your Board of Trustees has approved, subject to shareholder approval, Wells Fargo Funds Management, LLC, which we refer to as Funds Management, as the new investment adviser, with BGFA continuing to manage each Outlook Fund’s assets as sub-adviser. The investment policies and strategies of your Outlook Fund will not change as a result of these new advisory arrangements. BGFA will continue to manage the day-to-day investment activities of your Outlook Fund using its proprietary asset allocation model. The primary purpose of these changes is to fully integrate the Outlook Funds into the Wells Fargo Funds family. Your Board of Trustees believes that hiring Funds Management as primary adviser to be responsible directly to the Board and accountable to shareholders, to oversee BGFA and to provide other advisory and managerial services is in the best interests of shareholders and each Outlook Fund.

    The proposed new advisory arrangements are the final step in the plan approved by your Board on May 8, 2001 to fully integrate the Outlook Funds into the Wells Fargo Funds by converting each Outlook Fund into a stand-alone Fund advised by Funds Management and sub-advised by BGFA. Under the proposed new advisory arrangements, the gross annual advisory fees would increase from 0.55% of average daily net assets to 0.70%, but your Board also approved extending the net operating expense ratio caps for each Class of shares of each Outlook Fund for an additional one year period. Therefore, while these caps remain in effect, the net operating expense ratio borne by shareholders of each Class of each Outlook Fund will not increase as a result of approving the new advisory arrangements. Your Board also approved eliminating certain fees on the Class A and Institutional Class of each Outlook Fund if the advisory arrangements are approved. Thus, after giving effect to the elimination of certain fees, the new advisory arrangements will not increase the gross or net operating expenses of the Class A or Institutional Class shares. In fact, the gross operating expenses of both Classes are expected to decrease, and the net operating expenses of Institutional Class shares will decrease by 0.05%. The proposed advisory arrangements will increase the gross (and after two years the net) operating expenses of the Class B and C shares of each Outlook Fund.

WHAT ARE THE PROPOSED CHANGES TO THE ASSET ALLOCATION MODEL?

    Each Outlook Fund allocates its assets among different classes of investments depending on the time horizon of the specific Fund. A Fund that has reached its time horizon normally invests a maximum of 20% of its assets in equity securities. BGFA proposed, and the Board of Trustees has approved, a change in the asset allocation model that will increase the "normal" equity asset allocation percentage from 20% to approximately 35% for each Outlook Fund that has reached its time horizon. Although your Board is not required to obtain shareholder approval to institute this change, the Board decided to submit this change to the shareholders of the Outlook Today Fund and the Outlook 2010 Fund only for approval because the proposed change will materially increase the equity exposure of these Funds. Because the other Outlook Funds already may invest up to 100% of their assets in equity securities, this change is not expected to materially affect the asset composition or risk characteristics of these Funds for some time. This change will not be implemented for any Outlook Fund, however, unless shareholders of both the Outlook Today Fund and Outlook 2010 Fund approve it.

WHAT SPECIFIC ITEMS ARE WE BEING ASKED TO VOTE ON?

    As described in the attached Proxy Statement, you are being asked to approve an investment advisory agreement with Funds Management, and to approve a sub-advisory agreement with BGFA. Shareholders of the Outlook Today Fund and Outlook 2010 Fund also are being asked to approve the proposed change to the asset allocation model.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

    The Board of Trustees of Wells Fargo Funds Trust has unanimously approved the advisory and sub-advisory agreements, and found that each was fair and equitable. Your Board of Trustees also has unanimously approved the proposed change in the asset allocation model for Outlook Funds that have reached their time horizon. Your Board recommends that you vote FOR each proposal.

    Please read the enclosed proxy materials and consider the information presented. We encourage you to complete and mail your proxy card promptly. No postage is necessary if you mail it in the United States. You also may vote by calling the toll-free number printed on your proxy ballot, or via the internet at www.proxyvote.com. If you have any questions about the proxy, or the proposed fund reorganization, call your trust officer, investment professional, or Wells Fargo Funds customer service at 1-800-222-8222. If you have any questions about this proxy or the proposals, you also may call 1-800-769-5414.

Very truly yours,

Michael J. Hogan

President of Wells Fargo Funds Trust

OUTLOOK TODAY FUND

OUTLOOK 2010 FUND

OUTLOOK 2020 FUND

OUTLOOK 2030 FUND

OUTLOOK 2040 FUND

SERIES OF WELLS FARGO FUNDS TRUST

525 MARKET STREET

SAN FRANCISCO, CA 94105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR OCTOBER 19, 2001

    This is the formal agenda for each Outlook Fund’s special shareholder meeting. It tells shareholders what matters will be voted on and the time and place of the meeting.

To the Shareholders of each Outlook Fund:

    A special meeting of the shareholders will be held on Friday, October 19, 2001 at 10:00 a.m. (Pacific Time) at the offices of Wells Fargo Funds Trust, 525 Market Street, 10th Floor, San Francisco, CA 94105, to consider the following:

    A proposal to approve an advisory agreement with Wells Fargo Funds Management, LLC.
    A proposal to approve a sub-advisory agreement with Barclays Global Fund Advisors on behalf of each Outlook Fund.
    For shareholders of the Outlook Today Fund and Outlook 2010 Fund only, a proposal to approve a change in the asset allocation model that will increase the "normal" equity asset allocation for Outlook Funds that have reached their time horizon.
    Any other business that properly comes before the meeting.

    Shareholders of record as of the close of business on July 16, 2001 are entitled to vote at the meeting and any adjournment thereof.

By Order of the Board of Trustees

C. David Messman

Secretary

August 10, 2001

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE

NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE.

OUTLOOK TODAY FUND

OUTLOOK 2010 FUND

OUTLOOK 2020 FUND

OUTLOOK 2030 FUND

OUTLOOK 2040 FUND

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

OVERVIEW

WHAT IS THIS DOCUMENT AND WHY DID WE SEND IT TO YOU?

    This document is a proxy statement and is being furnished to the shareholders of each Outlook Fund. It contains the information that shareholders of each Fund should know before voting on the proposals before them, and should be retained for future reference. The shareholders of each Outlook Fund are being asked to approve two agreements: 1) an advisory agreement with Funds Management; and 2) a sub-advisory agreement with BGFA. The shareholders of the Outlook Today Fund and Outlook 2010 Fund also are being asked to approve a change to the asset allocation model to increase the "normal" equity asset allocation percentage for Outlook Funds that have reached their time horizon.

    It is expected that this Proxy Statement will be mailed to shareholders in August 2001.

HOW ARE THE ADVISORY ARRANGEMENTS CHANGING FOR THE OUTLOOK FUNDS?

    Currently, each Outlook Fund is advised by BGFA. Your Board of Trustees has approved, subject to shareholder approval, Funds Management, as the new investment adviser, with BGFA continuing to manage each Outlook Fund’s assets as sub-adviser. The investment policies and strategies of your Outlook Fund will not change as a result of these new advisory arrangements. BGFA will continue to manage the day-to-day investment activities of your Outlook Fund using its proprietary asset allocation model. The primary purpose of these changes is to fully integrate the Outlook Funds into the Wells Fargo Funds. Your Board of Trustees believes that hiring Funds Management as primary adviser to be responsible directly to the Board and accountable to shareholders, to oversee BGFA and to provide other advisory and managerial services is in the best interests of shareholders and each Fund. Shareholders are being asked to vote on the proposed advisory and sub-advisory agreements because the federal securities laws require shareholder approval of such agreements. The existing advisory agreement with BGFA will terminate automatically upon approval or the new advisory arrangements with Funds Management and BGFA.

ARE THERE ANY OTHER CHANGES TO MY OUTLOOK FUND?

    The proposed new advisory arrangements are the final step in the plan approved by your Board on May 8, 2001 to fully integrate the Outlook Funds into the Wells Fargo Funds by converting each into a stand-alone Fund advised by Funds Management, and sub-advised by BGFA. Before June 23, 2001, each Outlook Fund operated as a feeder fund that invested in a master portfolio advised by BGFA. Your Board of Trustees approved a two-step process whereby each Outlook Fund was first converted into a stand-alone Fund, and then shareholders would be asked to approve Funds Management as the new investment adviser and BGFA as the sub-adviser for each Outlook Fund.

    Under the proposed new advisory arrangements, the gross annual advisory fees would increase from 0.55% of average daily net assets to 0.70%, but as discussed later in this Proxy Statement, your Board of Trustees also approved extending net operating expense ratio caps for each Class of shares of each Outlook Fund for an additional year through June 30, 2003. Therefore, while these caps remain in effect, the net operating expense ratio borne by shareholders of each Class of each Outlook Fund will not increase as a result of approving the advisory and sub-advisory agreements. Your Board of Trustees also approved certain other changes to the fee structure of the Outlook Funds, including eliminating certain fees on the Class A and Institutional Class shares of each Outlook Fund, if the advisory arrangements are approved by shareholders. Thus, after giving effect to the elimination of certain fees, the proposed advisory and sub-advisory arrangements will not increase the gross or net operating expenses of the Class A or Institutional Class shares. In fact, the gross operating expense ratios of both classes are expected to decrease and the net operating expense ratio of each Institutional Class will decrease by 0.05%. The proposed advisory and sub-advisory arrangements will increase the gross (and after two years the net) operating expense ratios of the Class B and C shares of each Outlook Fund.

WHY IS A CHANGE BEING MADE TO THE ASSET ALLOCATION MODEL?

    Each Outlook Fund allocates its assets among different classes of investments depending on the time horizon of the specific Fund, according to an asset allocation model developed by BGFA. A Fund with a longer time horizon invests almost exclusively in equity securities, while a Fund that is closer to reaching its time horizon invests a larger percentage in fixed income securities and cash instruments. Currently, a Fund that has reached its time horizon normally invests a maximum of 20% of its assets in equity securities. On February 6, 2001, the Board of Trustees approved a change proposed by BGFA to the asset allocation model that will increase the "normal" equity asset allocation percentage from 20% to approximately 35% for each Outlook Fund that has reached its time horizon. This proposed change is designed to address the fact that investors in these Outlook Funds appear to have longer distribution periods than originally anticipated, and investors in such Funds, in addition to income, may need capital appreciation to offset the impact of inflation. This change also will to make the asset allocation mix more consistent with pension plans that distribute benefits over time to retirees.

    Although your Board is not required to obtain shareholder approval to institute this change, the Board decided to submit this change to the shareholders of the Outlook Today Fund and Outlook 2010 Fund only for approval because the proposed change will materially increase the equity exposure of these Funds, and the Board believed it is appropriate to give these shareholders an opportunity to consider whether to assume this additional exposure. This change will not be implemented for any Outlook Fund unless shareholders of both the Outlook Today Fund and Outlook 2010 Fund approve it. Because the other Outlook Funds may already invest 100% of their assets in equity securities, this change is not expected to materially change the asset allocation or risk characteristics of the other Outlook Funds until their time horizon approaches. As such, the Board decided not to submit this change to a vote of the other Outlook Funds.

    The Board of Trustees of Wells Fargo Funds Trust has unanimously approved, and recommends that you vote FOR, each proposal by voting your proxy.

IS ADDITIONAL INFORMATION ABOUT THE OUTLOOK FUNDS AVAILABLE?

Yes, additional information about the Outlook Funds is available in:

-- the Prospectuses for the Outlook Funds;

-- the Statement of Additional Information, or SAI, for the Outlook Funds; and

-- the Outlook Funds’ Annual Report to shareholders, which contains audited financial statements for the most           recent fiscal year, and the Outlook Funds’ Semi-Annual Report.

    The annual report to shareholders, which contains financial statements for the most recent fiscal year, has been previously mailed to shareholders. All of these documents are on file with the Securities and Exchange Commission, which we refer to as the SEC.

    Copies of all of these documents are available upon request without charge by writing to or calling:

Wells Fargo Funds Trust

P.O. Box 7066

San Francisco, CA 94120-7066

1-800-222-8222

    You also may view or obtain these documents from the SEC:

In Person:        At the SEC’s Public Reference Room in Washington, D.C.

By Phone:        1-800-SEC-0330

By Mail:          Public Reference Section

   Securities and Exchange Commission

    450 5th Street, N.W.

    Washington, D.C. 20549

    (duplicating fee required)

By Email:        publicinfo@sec.gov

By Internet: www.sec.gov

    (Information about the Outlook Funds may be found under Wells Fargo Funds Trust).

    Finally, the principal terms of the proposed advisory and sub-advisory agreements are summarized in the proxy statement. Copies of the proposed agreements are available upon request by calling or writing Wells Fargo Funds Trust at the number and address listed above.

TABLE OF CONTENTS

Page Numbers

Introduction

Overview of the Proposals

Effect of the Proposals

Reasons for the Proposals

Details of the Proposals

Proposal One – The Advisory Agreement

    Terms of the Advisory Agreement

    Other Information about the Adviser

Proposal Two – The Sub-Advisory Agreement

    Terms of the Sub-Advisory Agreement

    Other Information about the Sub-Adviser

Proposal Three – The Change to the Asset Allocation Model

Other Information about the Proposals

More Information on Proxy Voting

Outstanding Shares

Large Shareholders

Annual Meetings and Shareholder Meeting

Other Information about Wells Fargo Funds

Exhibit A – Fee Tables

Exhibit B – Additional Information about Funds Management

Exhibit C – Additional Information about BGFA

APPENDIX 1: Form of Proxy Ballot

INTRODUCTION

    The Board of Trustees called this shareholder meeting for each Outlook Fund to allow shareholders to consider and vote on two proposals regarding new advisory arrangements for each Outlook Fund, which we refer to as the Advisory Proposals, and to allow the shareholders of the Outlook Today Fund and Outlook 2010 Fund to consider and vote on a third proposal regarding a change to the asset allocation model for the Outlook Funds. We refer to all of these proposals jointly as the Proposals. Please be sure to read the entire proxy statement to determine how the Proposals will affect your Outlook Fund before casting your vote.

OVERVIEW OF THE PROPOSALS

The Advisory Proposals

    The Board unanimously selected Funds Management as the investment adviser, and BGFA as the sub-adviser, for each Outlook Fund. The Board also approved an advisory agreement with Funds Management and a sub-advisory agreement with BGFA that contemplates an advisory fee and sub-advisory fee as listed in the chart below. Funds Management will be solely responsible for paying the sub-advisory fee to BGFA.

Adviser	Advisory Fee	Sub-Adviser	Sub-Advisory Fee
Funds Management	0.70%	BGFA	$0 - 100 million 0.25% $100 - 200 million 0.20% > $200 million 0.15%

    The Advisory Proposals are the final step in the plan approved by your Board on May 8, 2001 to fully integrate the Outlook Funds into the Wells Fargo Funds by converting each into a stand-alone Fund advised by Funds Management, and sub-advised by BGFA.

    If shareholders of an Outlook Fund approve both of the new advisory proposals, the new advisory and sub-advisory arrangements will be implemented for that Outlook Fund regardless of the outcome of the shareholder vote for the other Outlook Funds. If shareholders of an Outlook Fund, however, do not approve both the investment advisory and sub-advisory agreements then the advisory arrangements of that Outlook Fund will not be changed and it will remain a stand-alone Fund advised by BGFA until the Board of Trustees, and shareholders as required, decide what alternatives to implement.

The Proposal to Change the Asset Allocation Model

    Each Outlook Fund allocates its assets among different classes of investments depending on the time horizon of the specific Fund, according to an asset allocation model developed by BGFA. A Fund with a longer time horizon invests almost exclusively in equity securities, while a Fund that is closer to reaching its time horizon invests a larger percentage of its assets in fixed income securities and cash instruments under the theory that investors in such Funds typically seek more income and less risk and have a lesser need for capital appreciation. Currently, an Outlook Fund that has reached its time horizon normally invests a maximum of 20% of its assets in equity securities.

    BGFA’s investment professionals conduct ongoing research to enhance the asset allocation model and the model is continually refined. On February 6, 2001, the Board of Trustees approved a change proposed by BGFA to the asset allocation model that will increase the "normal" equity asset allocation percentage from 20% to approximately 35% for each Outlook Fund that has reached its time horizon. This change, if approved, will increase these Funds’ exposure to equity securities and the risks emanating from them, but also will increase the opportunity for capital appreciation.

EFFECT OF THE PROPOSALS

The Advisory Proposals

    The investment objective and principal investment strategies of each Outlook Fund will not change as a result of the Advisory Proposals. BGFA, subject to the oversight of Funds Management and the Board of Trustees, will continue to direct the investments of each Outlook Fund using its proprietary asset allocation model, albeit as the sub-adviser to each Fund rather than the primary adviser. Funds Management will act as the primary adviser directly responsible to the Board and accountable to the shareholders of the Outlook Funds to oversee BGFA, and to provide other advisory and managerial services for each Outlook Fund.

    The proposed advisory fee of 0.70% is an increase from the 0.55% advisory fee currently paid to BGFA by each Outlook Fund, which is the same fee previously paid to BGFA by each master portfolio. As part of the plan to integrate the Outlook Funds into Wells Fargo Funds, the Board also approved certain changes to the fee structure of the Institutional Class and Class A shares of each Outlook Fund to conform the pricing of these Funds to the general pricing model used for the other Wells Fargo Funds, if the Advisory Proposals are approved. Because of the elimination of certain fees, the approval of the Advisory Proposals will actually result in a decrease in the gross operating expense ratios of the Institutional Class and Class A shares of each Outlook Fund. In addition, the net operating expense ratio for the Class A Shares of each Outlook Fund will remain the same, and the net operating expense ratio of the Institutional Class of each Outlook Fund will decrease by 0.05% if the Advisory Proposals are approved. The fee eliminations and the reduction of the Institutional Class’s net operating expense ratio would become effective following shareholder approval of the Advisory Proposals. Your Board of Trustees also has approved net operating expense ratio caps for the Class A and Institutional Class shares at 1.30% and 1.00%, respectively, until June 30, 2003, provided that the shareholders approve the Advisory Proposals.

    The approval of the Advisory Proposals will increase the gross operating expense ratios for the Class B and Class C shares of each Outlook Fund because there are no fee eliminations that would offset the 0.15% increase in the advisory fee level. However, your Board of Trustees also approved an extension of the net operating expense ratio caps (at 1.80%) for the Class B and Class C shares until June 30, 2003, provided that the shareholders approve the Advisory Proposals. Thus, after giving effect to the net operating expense ratio caps, the net operating expense ratios of the Class B and Class C shares of the Outlook Funds will not increase until July 1, 2003. At that time, the maximum net operating expense ratio for the Class B and Class C shares of each Outlook Fund will be increased by 0.25%, to 2.05%. After July 1, 2003, any increase above 2.05% must be approved by your Board of Trustees.

    The chart below details the current and proposed gross and net operating expense ratios for each Class of each Outlook Fund. Funds Management is contractually obligated to maintain the current net operating expense ratios shown in the chart below through at least June 30, 2002, and, if the advisory proposals are approved, the proposed net operating expense ratios through at least June 30, 2003. The net operating expense ratios shown are the maximum actually borne by shareholders for the period. If the gross operating expense ratio of a Class is lower than the committed net operating expense ratio, the Class will operate at the lower gross operating expense ratio.

Fund	Current Gross Operating Expenses/Net Operating Expenses	Proposed Gross Operating Expenses/Net Operating Expenses
Outlook Today Fund
Class A
	1.74% / 1.30%	1.64% / 1.30%
Class B
	2.03% / 1.80%	2.18% / 1.80%
Class C
	2.11% / 1.80%	2.26% / 1.80%
Institutional Class	1.25% / 1.05%	1.15% / 1.00%
Outlook 2010 Fund
Class A
	1.56% / 1.30%	1.46% / 1.30%
Class B
	1.95% / 1.80%	2.10% / 1.80%
Class C
	1.98% / 1.80%	2.13% / 1.80%
Institutional Class	1.11% / 1.05%	1.01% / 1.00%
Outlook 2020 Fund
Class A
	1.58% / 1.30%	1.48% / 1.30%
Class B
	1.95% / 1.80%	2.10% / 1.80%
Class C
	1.95% / 1.80%	2.10% / 1.80%
Institutional Class	1.07% / 1.05%	0.97% / 1.00%
Outlook 2030 Fund
Class A
	1.61% / 1.30%	1.51% / 1.30%
Class B
	2.04% / 1.80%	2.19% / 1.80%
Class C
	2.07% / 1.80%	2.22% / 1.80%
Institutional Class	1.11% / 1.05%	1.01% / 1.00%
Outlook 2040 Fund
Class A
	1.68% / 1.30%	1.58% / 1.30%
Class B
	2.07% / 1.80%	2.22% / 1.80%
Class C
	2.17% / 1.80%	2.32% / 1.80%
Institutional Class	1.08% / 1.05%	0.98% / 1.00%

    Exhibit A contains a comparative fee table that details the current and proposed expenses for each Outlook Fund, both before and after waivers and reimbursements. You should consult the table for the effect on the Class of shares of the Outlook Fund that you hold.

The Proposal to Change the Asset Allocation Model

    The proposed increase in the ending "normal" equity asset allocation percentage for each Outlook Fund that has reached its time horizon from 20% to approximately 35% is not expected to generate significant changes in the asset mix of the longer-term Outlook Funds because such Funds can invest up to 100% of their assets in equity securities. However, it is expected to materially decrease the shorter-term Outlook Funds’ exposure to intermediate government and other fixed-income securities, and materially increase their exposure to, and risk from, equity securities.

    Currently, each Outlook Fund, other than the Outlook Today Fund, may invest 100% of its assets in equity securities, whereas the Outlook Today Fund normally invests a maximum of 20% of its assets in equity securities. Although shareholder approval is not required to institute the proposed change, your Board of Trustees has authorized shareholder approval by the Outlook Today Fund and Outlook 2010 Fund because the change will materially increase the equity risk of Outlook Funds that have reached or are approaching their time horizons. The percentage increase will not be implemented for any Outlook Fund unless shareholders of both the Outlook Today Fund and Outlook 2010 Fund approve the change.

REASONS FOR THE PROPOSALS

The Advisory Proposals

    The Advisory Proposals that you are being asked to vote on are the final step in a plan approved by your Board to convert each Outlook Fund into a stand-alone Fund and to fully integrate each Fund into the Wells Fargo Funds. In approving the Advisory Proposals, the Board considered many factors which are summarized below.

    Selection of Funds Management. Your Board of Trustees selected Funds Management as the investment adviser and approved the advisory agreement because it was comfortable with the investment process, corporate structure of, and the services to be provided by, Funds Management. The Board of Trustees is familiar with the personnel of Funds Management and the oversight and supervision it provides other funds within the Wells Fargo Funds family. The Outlook Funds are five funds within the Wells Fargo Funds family, which is comprised of 67 different funds. Investors choose from among this broad spectrum of funds as their goals and needs dictate, and have exchange privileges that are described in each prospectus. The Outlook Funds are the only funds in this multi-fund family that do not have Funds Management as their primary investment adviser. Your Board believes that having the entire Wells Fargo Funds family receive common services from a common adviser can benefit the Outlook Funds and their shareholders by unifying management, reporting, compliance and overall advisory responsibilities within a single organization. Accordingly, your Board of Trustees believes that hiring Funds Management as primary adviser to be responsible directly to the Board and accountable to shareholders, to oversee BGFA and to provide other advisory and managerial services is in the best interests of shareholders and justifies the proposed advisory fee increase.

    Selection of BGFA. The Board of Trustees selected BGFA as sub-adviser and approved the sub-advisory agreement because it continues to be comfortable with BGFA’s experience in developing, maintaining and implementing the asset allocation model which is used primarily to make asset allocation decisions for the Outlook Funds, and its experience in managing other registered investment companies, including two other Wells Fargo Funds. Your Board of Trustees believes that the BGFA asset allocation model has enabled the Outlook Funds to pursue their objectives effectively.

    Overall Benefits. In approving the proposed advisory arrangements, and the proposed advisory and sub-advisory fees, the Board of Trustees considered the overall operating expense ratios of each Class of the Outlook Funds, including the proposed fee eliminations and Funds Management’s commitment to extend the net operating expense ratio caps for an additional year through June 30, 2003. The Board of Trustees also considered the fact that Funds Management has agreed to pay all of the expenses associated with the preparation of these proxy materials and the cost of soliciting proxies to obtain shareholder approval of the Advisory Proposals.

    After considering the expense ratios for the Outlook Funds, and the benefits of the proposed advisory arrangements, the Board of Trustees unanimously approved the investment advisory and sub-advisory agreements, and recommends that you vote FOR each proposal.

The Proposal to Change the Asset Allocation Model

    BGFA’s investment professionals conduct ongoing research to evaluate the effectiveness of, and to enhance the asset allocation model, which is continually refined. On February 6, 2001, the Board of Trustees approved a change proposed by BGFA to the asset allocation model that will increase this "normal" equity asset allocation percentage from 20% to approximately 35% for each Outlook Fund that has reached its time horizon. The proposed change represents a material increase in the equity exposure to, and a material change to the risk characteristics of, Outlook Funds that have reached their time horizons.

    BGFA proposed, and the Board approved, this change in recognition of the fact that investors in Outlook Funds that have reached their time horizons appear to have longer distribution periods than originally anticipated, and investors in such Funds, in addition to income, may need more capital appreciation opportunities to offset the impact of inflation. This change also will make the asset allocation more consistent with pension plans that distribute benefits over time to retirees. The proposed change is designed to give flexibility to BGFA to invest such Funds’ assets in equity securities with the expectation of increasing potential returns and capital appreciation, and decreasing the possibility that shareholders will outlive their savings.

DETAILS OF THE PROPOSALS

Proposal One – The Advisory Agreement

    The current advisory agreement with BGFA was approved by the Board of Trustees on May 8, 2001 and was not submitted to shareholders because shareholder approval was not necessary under the federal securities laws. The Board of Trustees also approved an advisory agreement on behalf of each Outlook Fund with Funds Management, subject to shareholder approval. Funds Management is an indirect wholly-owned subsidiary of Wells Fargo & Company, a financial services holding company, that on March 1, 2001, assumed the investment advisory and administrative responsibilities of Wells Fargo Bank, N.A. also a wholly-owned subsidiary of Wells Fargo & Company. Wells Fargo Bank, N.A. founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As of March 31, 2001, Funds Management and its affiliates provided advisory services for over $148 billion in assets.

Terms of the Advisory Agreement

Fees

    Under the terms of the proposed advisory agreement, Funds Management would be responsible for overseeing the investment selection process of each Outlook Fund and supervising BGFA, the proposed sub-adviser. For providing these services, Funds Management would be entitled to receive an advisory fee of 0.70% of the average daily net assets of each Outlook Fund. Currently, the Outlook Funds pay a direct advisory fee to BGFA of 0.55% of their average daily net assets. Funds Management currently does not receive an advisory fee from the Outlook Funds directly or indirectly.

    Prior to June 23, 2001, each Outlook Fund operated as a feeder fund that invested in a master portfolio and did not pay any advisory fees directly. Rather, each Outlook Fund paid such fees indirectly based on advisory fees paid by its corresponding master portfolio to BGFA. The Advisory fee previously payable to BGFA by each master portfolio was 0.55% of its average daily net assets. Following each Outlook Fund’s withdrawal, the master portfolios’ advisory fees were reduced to 0.35%. The chart below lists the approximate amount of advisory fees indirectly paid by each Outlook Fund in the fiscal year ended February 28, 2001 based on the advisory fees paid to BGFA by each Outlook Fund’s corresponding master portfolio and each Outlook Fund’s percentage ownership of the master portfolio. The chart also details the approximate amount of advisory fees that would have been paid by each Outlook Fund in the last fiscal year if the proposed advisory fee had been in effect.
Outlook Fund	Approximate Advisory Fees Paid by Each Outlook Fund Based on Percentage Investment in Master Portfolio	Aggregate Amount That Would Have Been Paid if Advisory Fee was 0.70%	Percentage Increase
Outlook Today Fund	$331,036	$421,319	27%
Outlook 2010 Fund	$772,279	$982,900	27%
Outlook 2020 Fund	$1,432,609	$1,823,321	27%
Outlook 2030 Fund	$1,049,954	$1,336,305	27%
Outlook 2040 Fund	$2,164,127	$2,754,343	27%

    Although the proposed advisory fee is higher than the advisory fee currently paid by each Outlook Fund, because of certain fee eliminations and the extension of the net operating expense ratio caps for each Class of shares of each Outlook Fund until June 30, 2003, the net operating expense ratio of each Class of shares will not increase for two years as a result of approving the Advisory Proposals. Rather, because of the fee eliminations, the new advisory arrangements will not increase the gross or net operating expense ratios of the Class A or Institutional Class shares of any Outlook Fund. In fact, the gross operating expense ratios of both classes are expected to decrease, and the net operating expense ratio of the Institutional Class shares will decrease by 0.05% as a result of implementing the entire plan to integrate the Outlook Funds into Wells Fargo Funds, including approving the Advisory Proposals. The proposed advisory arrangements will increase the gross (and after two years the net) operating expense ratios of the Class B and Class C shares of each Outlook Fund. For a more detailed description of the fees for each Outlook Fund, see "The Effect of the Proposals" at pages 6-7 of this proxy statement, and the fee tables contained in Exhibit A of this proxy statement.

    Other Terms

    The Agreement also provides that in performing its duties, Funds Management, subject to Board supervision and direction, will adhere to each Outlook Fund’s investment objective, policies and restrictions as contained in its current prospectuses and statement of additional information, the Outlook Funds’ organizational documents, and applicable federal and state law. The Agreement also requires the adviser to submit certain reports to the Board of Trustees both quarterly and upon request of the Board.

    The Agreement also specifies that Funds Management must use its best efforts to obtain for an Outlook Fund the most favorable price and execution available. In compliance with the federal securities laws and subject to reporting to the Board of Trustees, Funds Management, or any applicable sub-adviser, may cause an Outlook Fund to pay a broker who provides certain research and brokerage services an amount for a commission that exceeds the amount that another broker would charge, in recognition of the brokerage and research services provided.

    The Agreement would become effective shortly after the shareholders approve it for each Outlook Fund and continues for an initial term of two years. After the initial term, the Agreement is renewable annually for no more than one year by the Board of Trustees or shareholders. The Board of Trustees or a majority vote of the shareholders may terminate the Agreement without penalty at any time, and Funds Management may terminate the Agreement upon 60 days’ written notice. Consistent with the federal securities laws, the Agreement also terminates upon its assignment (as defined in the Investment Company Act of 1940).

Other Information about the Adviser

    Funds Management, a limited liability company organized under the laws of the State of Delaware, is a registered investment adviser. Its primary business is to provide investment advisory and administrative services to registered investment companies. Funds Management is located at 525 Market Street, 12th Floor, San Francisco, California 94105. Funds Management is an indirect, wholly-owned subsidiary of Wells Fargo & Company, which is located at 420 Montgomery Street, San Francisco, California 94104 The intermediate holding companies that directly own Funds Management are identified in Exhibit B.

    Funds Management currently acts as the administrator and a shareholder servicing agent for each Outlook Fund. The Outlook Funds made payments to Funds Management and its predecessors and affiliates for providing administrative and shareholder liaison services for the fiscal year ended February 28, 2001 in the amounts specified in the chart below.

Name of Fund	Amount of Administrative Fees	Amount of Shareholder Service Fees
Outlook Today Fund	$90,247	$150,413
Outlook 2010 Fund	$210,438	$350,729
Outlook 2020 Fund	$390,539	$650,897
Outlook 2030 Fund	$286,309	$477,181
Outlook 2040 Fund	$590,495	$967,599

    Wells Fargo Bank Minnesota, N.A., which we refer to as Wells Fargo Bank MN, serves as custodian to the Outlook Funds. Wells Fargo Bank MN is an indirect wholly-owned subsidiary of Wells Fargo & Company and is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Outlook Fund. This is the same fee Wells Fargo Bank MN charges the other funds in the Wells Fargo family. Wells Fargo Bank MN did not provide any custodial services to or receive any custodial fees from the Outlook Funds during the fiscal year ended February 28, 2001.

    Other than the payments referenced above, the Outlook Funds did not make any other payments to Funds Management or any entity affiliated with it during the fiscal year ended February 28, 2001.

    The names and addresses of the principal executive officer and each director of Funds Management are listed in Exhibit B. No Trustee of Wells Fargo Funds Trust serves as an officer or director of Funds Management. Certain officers of Wells Fargo Funds Trust also serve as officers of Funds Management. These officers are identified in Exhibit B. Other than the common officers identified in Exhibit B, no other Officer or Trustee of Wells Fargo Funds Trust has any material interest in Funds Management, or in any material transaction in which Funds Management or an affiliate is a party.

Proposal Two – The Sub-Advisory Agreement

    The Board of Trustees has approved a sub-advisory agreement on behalf of each Outlook Fund with BGFA. BGFA currently serves as the investment adviser to each Outlook Fund. In this capacity, BGFA is responsible for the asset allocation model that is used to manage the investment portfolio and selection of securities for each Outlook Fund. As of March 31, 2001, BGFA and its affiliates provided investment advisory services for $743 billion in assets.

Terms of the Sub-Advisory Agreement

Fees

    Under the terms of the proposed sub-advisory agreement, BGFA would be responsible, subject to oversight by Funds Management and the Wells Fargo Funds Trust’s Board of Trustees, for investing and reinvesting each Outlook Fund’s assets in a manner consistent with its investment objective, policies and restrictions, and applicable federal and state law. For providing these services, BGFA would be entitled to receive a sub-advisory fee as listed in the chart below. Funds Management would be solely responsible for paying BGFA’s sub-advisory fee.

Sub-Adviser	Sub-Advisory Fee
BGFA	$0 - 100 million 0.25% $100 - 200 million 0.20% > $200 million 0.15%

Other Terms

    The Agreement also provides that in performing its duties, BGFA, subject to the Board’s and the adviser’s supervision and direction, will adhere to each Outlook Fund’s investment objective, policies and restrictions as contained in its current prospectuses and statement of additional information, the Outlook Funds’ organizational documents, and applicable federal and state law. The Agreement also requires BGFA to implement and monitor the performance of the investment model used for the Outlook Funds, and to furnish periodic reports to Funds Management on the investment activity and performance of the Outlook Funds, and to provide such other information and reports as the adviser or the Board may reasonably request.

    The Agreement would become effective shortly after the shareholders approve it for each Outlook Fund and continues for an initial term of two years. After the initial term, the Agreement is renewable annually for no more than one year by the Board of Trustees or shareholders. The Agreement may be terminated at any time without penalty by written notice of the Outlook Funds to BGFA in the event that the Board of Trustees or the shareholders vote to terminate the Agreement, or by BGFA upon 60 days’ written notice. Consistent with the federal securities laws, the Agreement also terminates upon its assignment (as defined in the Investment Company Act of 1940).

Other Information about the Sub-Adviser

    BGFA, a corporation organized under the laws of the State of California, is a registered investment adviser. BGFA is a wholly-owned subsidiary of Barclays Global Investors, N.A. and an indirect subsidiary of Barclays Bank PLC. The principal address for BGFA and Barclays Global Investors, N.A. is 45 Fremont Street, San Francisco, California 94105.

    Other than an indirect portion of the advisory fees paid by the master portfolios to BGFA, the Outlook Funds did not make any other payments to BGFA or any entity affiliated with it in the last fiscal year.

    In addition to currently serving as the investment adviser to the Outlook Funds, BGFA continues to serve as the investment adviser to the master portfolios in which the Outlook Funds previously invested, which have similar investment objectives. A chart detailing certain information about these master portfolios is included at Exhibit C.

    The names and addresses of the principal executive officer and each director of BGFA also are listed in Exhibit C. No Trustee or officer of Wells Fargo Funds Trust serves as a director or officer of BGFA. No Trustee or officer of Wells Fargo Funds Trust has any material interest in BGFA, or in any material transaction in which BGFA or an affiliate is a party.

Proposal Three - The Change to the Asset Allocation Model

    On May 8, 2001, the Board of Trustees also approved, subject to shareholder approval of both the Outlook Today Fund and Outlook 2010 Fund, an increase in the ending "normal" equity asset allocation percentage for each Outlook Fund that has reached its time horizon from 20% to approximately 35%. This proposed change is not expected to generate significant changes in the asset mix of the longer-term Outlook Funds. However, it is expected to materially decrease the shorter-term Outlook Funds’ exposure to intermediate government and other fixed-income securities, and increase their exposure to equity securities. Although the Board is not required to obtain shareholder approval to make the proposed change, your Board of Trustees has decided to seek shareholder approval by the Outlook Today Fund and Outlook 2010 Fund. The percentage increase will not be implemented for any Outlook Fund unless shareholders of both the Outlook Today Fund and Outlook 2010 Fund approve the change.

OTHER INFORMATION ABOUT THE PROPOSALS

More Information on Proxy Voting

    This proxy statement is being provided in connection with the solicitation of proxies by Wells Fargo Funds’ Board of Trustees to solicit your vote for three proposals, as applicable, at a meeting of shareholders, which we refer to as the Meeting. The Meeting will be held at the offices of Wells Fargo Funds Trust, located at 525 Market Street, 10th Floor, San Francisco, California, 94105 on October 19, 2001 at 10:00 a.m. (Pacific Time).

        You may vote in one of four ways.

        -- Complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the                   United States).

        -- Vote on the internet at www.proxyvote.com and follow the instructions provided.

        -- Call the toll-free number printed on your proxy ballot and follow the instructions provided.

        -- You also may vote in person by attending the special meeting.

        Please note that to vote via the internet or telephone, you will need the "control number" that is printed on your ballot card.

    You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a later dated proxy or a written notice of revocation to the appropriate Outlook Fund. You also may give written notice of revocation in person at the meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal, as applicable.

    Only shareholders of record on July 16, 2001 are entitled to receive notice of and to vote at the Meeting. Each share held as of July 16, 2001 is entitled to one vote. For each Outlook Fund, the presence in person or by proxy of 30% of the outstanding shares of each Outlook Fund is required to constitute a quorum. Approval of the Proposal One and Proposal Two (the new advisory arrangements) by each Outlook Funds requires approval by the lesser of (1) 67% or more of the voting shares of the Outlook Fund present at the Meeting, provided that holders of more than 50% of such Fund’s outstanding shares are present or represented by proxy, or (2) more than 50% of the Outlook Fund’s outstanding voting securities. Approval of Proposal Three (the change to the asset allocation model) by the Outlook Today Fund and the Outlook 2010 Fund requires approval by a majority of shares present or represented at the meeting, provided that a quorum is present.

    The election inspectors will count your vote at the Meeting, if cast in person or by proxy. The election inspectors will count:

    -- votes cast "FOR" approval of the proposal to determine whether sufficient affirmative votes have been cast;

    -- abstentions and broker non-votes of shares (in addition to votes cast FOR) to determine whether a quorum is present at          the Meeting. Abstentions and broker non-votes are not counted to determine whether a proposal has been approved.

    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority.

    The Board knows of no matters other than the Proposals described in this proxy statement that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy.

    In addition to the solicitation of proxies by mail or expedited delivery service, the Board of Trustees of Wells Fargo Funds and employees and agents of Funds Management may solicit proxies in person or by telephone. Funds Management will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting materials to their principals. The Outlook Funds have engaged the proxy solicitation firm of D.F. King which, for its solicitation services, will receive a fee from Funds Management estimated at $12,500 and reimbursement of out-of-pocket expenses estimated at $90,000. The Outlook Funds will not pay any of the costs associated with the preparation of this proxy statement or the solicitation of proxies.

Outstanding Shares

    As of July 16, 2001, each Outlook Fund had the following number of shares outstanding:
Name of Fund	Number of Shares Outstanding Per Class	Total Number of Shares Outstanding for Each Fund
Outlook Today Fund		7,275,856
Class A
	4,373,739
Class B
	1,486,973
Class C
	693,822
Institutional Class
	721,322
Outlook 2010 Fund		14,398,079
Class A
	8,057,589
Class B
	3,302,336
Class C
	610,361
Institutional Class
	2,427,793
Outlook 2020 Fund		21,853,454
Class A
	11,365,264
Class B
	3,715,887
Class C
	491,979
Institutional Class
	6,280,324
Outlook 2030 Fund		12,285,721
Class A
	8,197,094
Class B
	2,209,671
Class C
	271,922
Institutional Class
	1,607,034
Outlook 2040 Fund		21,394,490
Class A
	13,167,239
Class B
	5,497,662
Class C
	444,788
Institutional Class
	2,284,801

Large Shareholders

    The federal securities laws require that we include information about shareholders that own 5% or more of the outstanding shares of each of the Outlook Funds. To the knowledge of Wells Fargo Funds Trust, the following persons are the only persons who owned of record or beneficially, five percent or more of the outstanding shares of any Class of an Outlook Fund:

As of July 6, 2001
Fund	Name and Address	Class of Shares/ Type of Ownership	% of Share Class	% of Fund
Outlook Today Fund	First Union National Bank For Various Retirement Plans A/C # 1080828378 1525 West WT Harris Blvd CMG-1151 Charlotte NC 28262-8522	Class A Record Holder	10.48%	6.45%
	Wells Fargo Bank MN NA FBO Pacific Steel & Supply 410K Attn : Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	Class A Record Holder	5.51%	3.40%
	MLPF&S For the Sole Benefit of its Customers Attn Mutual Fund Administration 4800 Deer Lake DR E FL 3 Jacksonville FL 32246-6484	Class C Record Holder	12.00%	1.14%
	Wells Fargo Investments LLC A/C 5568-4796 608 Second Avenue South 8th Floor Minneapolis MN 55402-1916	Class C Record Holder	7.94%	1.00%
	Wells Fargo Investments LLC A/C 8113-3276 608 Second Avenue South 8th Floor Minneapolis MN 55402-1916	Class C Record Holder	5.13%	0.50%
	Wells Fargo Bank MN NA FBO WF LifePath OPP FD R/R Attn: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	Institutional Class Record Holder	94.84%	8.93%
Outlook 2010 Fund	First Union National Bank Cust FBO Various Retirement Plans 1525 W WT Harris Blvd CMG-1151 Charlotte NC 28262-8522	Class A Record Holder	23.60%	13.35%
	EMJAYCO Omnibus Account PO BOX 170910 Milwaukee WI 53217-0909	Class C Record Holder	18.35%	1.00%

	Wells Fargo Bank MN NA FBO WF LifePath 2010 R/R Attn: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	Institutional Class Record Holder	75.94%	12.46%
	Wells Fargo Bank MN NA FBO NB N/S – Investment Account Attn: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	Institutional Class Record Holder	6.75%	1.10%
	Wells Fargo Bank MN NA FBO NBRP&T – Investment Account Attn: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	Institutional Class Record Holder	5.36%	1.00%
Outlook 2020 Fund	First Union National Bank Cust FBO Various Retirement Plans 1525 W WT Harris Blvd CMG-1151 Charlotte NC 28262-8522	Class A Record Holder	6.23%	3.30%
	EMJAYCO Omnibus Account PO BOX 170910 Milwaukee WI 53217-0909	Class C Record Holder	39.35%	1.00%
	Federated Life Insurance Co on behalf of Separate Account C/O Deb Miller PO BOX 328 Owatonna MN 55060-0328	Institutional Class Record Holder	24.41%	6.70%
	Wells Fargo Bank MN NA FBO WF LifePath 2020 FD CL I Attn: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	Institutional Class Record Holder	61.70%	16.94%
Outlook 2030 Fund	First Union National Bank Cust FBO Various Retirement Plans 1525 W WT Harris Blvd CMG-1151 Charlotte NC 28262-8522	Class A Record Holder	8.49%	5.70%

	EMJAYCO Omnibus Account PO BOX 170910 Milwaukee WI 53217-0909	Class C Record Holder	34.42%	1.00%
	Prudential Securities Inc. FBO Mr. Willard G. Spiegelman IRA DTD 03/19/01 360 Sharon Park Dr # E38 Menlo Park CA 94025-6839	Class C Record Holder	5.03%	0.10%
	Wells Fargo Investments LLC A/C 1288-6099 608 Second Avenue South 8th FL Minneapolis MN 55402-1916	Class C Record Holder	16.36%	0.34%
	Federated Life Insurance Co on behalf of Separate Account C/O Deb Miller PO BOX 328 Owatonna MN 55060-0328	Institutional Class Record Holder	6.54%	0.83%
	Wells Fargo Bank MN NA FBO WF LifePath 2030 R/R Attn: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	Institutional Class Record Holder	73.84%	9.34%
	Wells Fargo Bank MN NA FBO NB N/S – Investment Account Attn: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	Institutional Class Record Holder	10.80%	1.36%
Outlook 2040 Fund	MLPF&S For the Sole Benefit of its Customers Attn Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	Class C Record Holder	6.32%	0.13%
	EMJAYCO Omnibus Account PO BOX 170910 Milwaukee WI 53217-0909	Class C Record Holder	15.15%	0.31%
	Wells Fargo Investments LLC A/C 8951-7239 608 Second Avenue South 8th Floor Minneapolis MN 55402-1916	Class C Record Holder	5.10%	0.10%
	Federated Life Insurance Co on behalf of Separate Account C/O Deb Miller PO BOX 328 Owatonna MN 55060-0328	Institutional Class Record Holder	6.99%	0.66%
	Wells Fargo Bank MN NA FBO WF LifePath 2040 R/R Attn: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	Institutional Class Record Holder	26.58%	2.54%
	Wells Fargo Bank MN NA FBO NB N/S – Investment Account Attn: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	Institutional Class Record Holder	35.85%	3.42%
	Wells Fargo Bank MN NA FBO NBRP&T – Investment Account Attn: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	Institutional Class Record Holder	16.24%	1.55%
	Wells Fargo Bank MN NA FBO Natl Benefit Standardized Retire PL Attn: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	Institutional Class Record Holder	11.68%	1.11%

    In addition, Wells Fargo Bank, N.A., a wholly-owned subsidiary of Wells Fargo & Company, holds certain shares of each Outlook Fund, in a trust, agency, custodial, fiduciary or other representative capacity with voting authority. It is estimated that such shares represent less than 5% of the shares of each Outlook Fund. Wells Fargo Bank, N.A. intends to pass the voting authority to the plan sponsor or fiduciary, or to hire an independent fiduciary to vote these shares on each Proposal. Such shares, however, may be voted by the proxies for any other matter, including adjournment. As of July 16, 2001, the officers and Trustees of Wells Fargo Funds Trust as a group owned less than 1% of each Outlook Fund.

Annual Meetings and Shareholder Meetings

    Wells Fargo Funds does not presently hold annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act. Any shareholder proposal for a shareholder meeting must be presented to Wells Fargo Funds within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because Wells Fargo Funds does not hold regular shareholder meetings no anticipated date of the next meeting can be provided. The submission of a proposal does not guarantee its inclusion in a proxy statement and is subject to the limitations of the proxy rules under the federal securities laws.

Other Information about Wells Fargo Funds

    The Distributor for the Wells Fargo Funds is Stephens Inc. located at 111 Center Street, Little Rock, Arkansas, 77201.

EXHIBIT A

FEE TABLES

    These tables describe the fees and expenses that you pay if you buy and hold shares of the applicable Outlook Fund. The examples are intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds.

Class A	Current fees for Outlook Today Fund	Fees For Outlook Today Fund If The Advisory Proposals Are Approved
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)

5.75%

5.75%

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the NAV on the date of original purchase or the NAV on the date of the redemption)

None(1)

None(1)

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
Management fee

0.55%

0.70%

Distribution (Rule 12b-1) fee

0.25%(2)

None(2)

Other expenses

0.94%

0.94%

Total Annual Fund Operating Expenses (Gross)

1.74%

1.64%

Waivers

0.44%

0.34%

Net Annual Fund Operating Expenses

1.30%(3)

1.30%(4)

_______________________

  Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase.
  Class A shares currently are charged a distribution fee of 0.25% that the Board of Trustees has voted to eliminate following shareholder approval of the advisory arrangements.
  Funds Management has committed until at least June 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio for the Class A shares of each Outlook Fund. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.
  Funds Management has committed until at least June 30, 2003 to maintain the net operating expense ratio for the Class A shares of each Outlook Fund if the Advisory Proposals are approved. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

EXHIBIT A – FEE TABLES (Continued)
Class B	Current fees for Outlook Today fund	Fees For Outlook Today Fund If The Advisory Proposals Are Approved
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)

None

None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the NAV on the date of original purchase or the NAV on the date of the redemption)

5.00%

5.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
Management fee

0.55%

0.70%

Distribution (Rule 12b-1) fee

0.75%

0.75%

Other expenses

0.73%

0.73%

Total Annual Fund Operating Expenses (Gross)

2.03%

2.18%

Waivers

0.23%

0.38%

Net Annual Fund Operating Expenses

1.80%(1)

1.80%(2)

Class C	Current fees for Outlook Today Fund	Fees For Outlook Today Fund If The Advisory Proposals Are Approved
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)

None

None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the NAV on the date of original purchase or the NAV on the date of the redemption)

1.00%

1.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
Management fee

0.55%

0.70%

Distribution (Rule 12b-1) fee

0.75%

0.75%

Other expenses

0.81%

0.81%

Total Annual Fund Operating Expenses (Gross)

2.11%

2.26%

Waivers

0.31%

0.46%

Net Annual Fund Operating Expenses

1.80%(1)

1.80%(2)

_______________________

  Funds Management has committed until at least June 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios for the Class B and C shares of each Outlook Fund. After this time, the net operating expense ratios may be increased only with the approval of the Board of Trustees.
  Funds Management has committed until June 30, 2003 to maintain the net operating expense ratios for the Class B and C shares of each Outlook Fund if the Advisory Proposals are approved. After this time, the net operating expense ratios for the Class B and Class C will be increased by 0.25% to 2.05%. After June 30, 2003, the net operating expense ratios for Class B and Class C shares may be increased above 2.05% only with the approval of the Board of Trustees.

EXHIBIT A – FEE TABLES (Continued)

Institutional Class	Current fees for Outlook Today Fund	Fees For Outlook Today Fund If The Advisory Proposals Are Approved
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)

None

None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the NAV on the date of original purchase or the NAV on the date of the redemption)

None

None

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
Management fee

0.55%

0.70%

Distribution (Rule 12b-1) fee

0.00%

0.00%

Other expenses

0.70%(1)

0.45%(1)

Total Annual Fund Operating Expenses (Gross)

1.25%

1.15%

Waivers

0.20%

0.15%

Net Annual Fund Operating Expenses

1.05%(2)

1.00%(3)

_______________________

  "Other Expenses" currently includes a 0.25% shareholder servicing fee that the Board of Trustees has voted to eliminate following shareholder approval of the new advisory arrangements.
  Funds Management has committed until at least June 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio for the Institutional Class shares of each Outlook Fund. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.
  Funds Management has committed until at least June 30, 2003 to maintain the net operating expense ratio for the Institutional Class shares of each Outlook Fund if the Advisory Proposals are approved. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

Example of Expenses:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, that fee waivers are not in effect after the first year, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

Class A	Current Expenses for Outlook Today Fund	Expenses For Outlook Today Fund If The Advisory Proposals Are Approved
One Year
$ 700
$ 700

Three Year
$ 1,051
$1,031

Five Year
$ 1,426
$1,385

Ten Year
$ 2,474
$2,380

EXHIBIT A – FEE TABLES (Continued)

Class B	Current Expenses for Outlook Today Fund	Expenses For Outlook Today Fund If The Advisory Proposals Are Approved
One Year
$ 683
$ 683

Three Year
$ 914
$ 946

Five Year
$ 1,272
$ 1,335

Ten Year
$ 2,231
$ 2,283

Class C	Current Expenses for Outlook Today Fund	Expenses For Outlook Today Fund If The Advisory Proposals Are Approved
One Year
$ 283
$ 283

Three Year
$ 631
$ 662

Five Year
$ 1,106
$ 1,168

Ten Year
$ 2,417
$ 2,559

Institutional Class	Current Expenses for Outlook Today Fund	Expenses For Outlook Today Fund If The Advisory Proposals Are Approved
One Year
$ 107
$ 102

Three Year
$ 377
$ 350

Five Year
$ 667
$ 618

Ten Year
$ 1,494
$   1,384

EXHIBIT A – FEE TABLES (Continued)

Class A	Current fees for Outlook 2010 fund	Fees For Outlook 2010 Fund If The Advisory Proposals Are Approved
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)

5.75%

5.75%

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the NAV on the date of original purchase or the NAV on the date of the redemption)

None(1)

None(1)

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
Management fee

0.55%

0.70%

Distribution (Rule 12b-1) fee

0.25%(2)

None(2)

Other expenses

0.76%

0.76%

Total Annual Fund Operating Expenses (Gross)

1.56%

1.46%

Waivers

0.26%

0.16%

Net Annual Fund Operating Expenses

1.30%(3)

1.30%(4)

_______________________

  Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase.
  Class A shares currently are charged a distribution fee of 0.25% that the Board of Trustees has voted to eliminate following shareholder approval of the new advisory arrangements.
  Funds Management has committed until at least June 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio for the Class A shares of each Outlook Fund. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.
  Funds Management has committed until at least June 30, 2003 to maintain the net operating expense ratio for the Class A shares of each Outlook Fund if the Advisory Proposals are approved. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

EXHIBIT A – FEE TABLES (Continued)
Class B	Current fees for Outlook 2010 fund	Fees For Outlook 2010 Fund If The Advisory Proposals Are Approved
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)

None

None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the NAV on the date of original purchase or the NAV on the date of the redemption)

5.00%

5.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
Management fee

0.55%

0.70%

Distribution (Rule 12b-1) fee

0.75%

0.75%

Other expenses

0.65%

0.65%

Total Annual Fund Operating Expenses (Gross)

1.95%

2.10%

Waivers

0.15%

0.30%

Net Annual Fund Operating Expenses

1.80%(1)

1.80%(2)

Class C	Current fees for Outlook 2010 fund	Fees For Outlook 2010 Fund If The Advisory Proposals Are Approved
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)

None

None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the NAV on the date of original purchase or the NAV on the date of the redemption)

1.00%

1.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
Management fee

0.55%

0.70%

Distribution (Rule 12b-1) fee

0.75%

0.75%

Other expenses

0.68%

0.68%

Total Annual Fund Operating Expenses (Gross)

1.98%

2.13%

Waivers

0.18%

0.33%

Net Annual Fund Operating Expenses

1.80%(1)

1.80%(2)

_______________________

  Funds Management has committed until at least June 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios for the Class B and C shares of each Outlook Fund. After this time, the net operating expense ratios may be increased only with the approval of the Board of Trustees.
  Funds Management has committed until June 30, 2003 to maintain the net operating expense ratios for the Class B and C shares of each Outlook Fund if the Advisory Proposals are approved. After this time, the net operating expense ratios for the Class B and Class C will be increased by 0.25% to 2.05%. After June 30, 2003, the net operating expense ratios for Class B and Class C shares may be increased above 2.05% only with the approval of the Board of Trustees.

EXHIBIT A – FEE TABLES (Continued)

Institutional Class	Current fees for Outlook 2010 fund	Fees For Outlook 2010 Fund If The Advisory Proposals Are Approved
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)

None

None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the NAV on the date of original purchase or the NAV on the date of the redemption)

None

None

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
Management fee

0.55%

0.70%

Distribution (Rule 12b-1) fee

0.00%

0.00%

Other expenses

0.56%(1)

0.31%(1)

Total Annual Fund Operating Expenses (Gross)

1.11%

1.01%

Waivers

0.06%

0.01%

Net Annual Fund Operating Expenses

1.05%(2)

1.00%(3)

_______________________

  "Other Expenses" currently includes a 0.25% shareholder servicing fee that the Board of Trustees has voted to eliminate following shareholder approval of the new advisory arrangements.
  Funds Management has committed until at least June 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio for the Institutional Class shares of each Outlook Fund. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.
  Funds Management has committed until at least June 30, 2003 to maintain the net operating expense ratio for the Institutional Class shares of each Outlook Fund if the Advisory Proposals are approved. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

Example of Expenses:

You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, that fee waivers are not in effect after the first year, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.
Class A	Current Expenses for Outlook 2010 Fund	Expenses For Outlook 2010 Fund If The Advisory Proposals Are Approved
One Year
$ 700
$ 700

Three Year
$ 1,015
$ 995

Five Year
$ 1,353
$ 1,312

Ten Year
$ 2,304
$ 2,208

EXHIBIT A – FEE TABLES (Continued)

Class B	Current Expenses for Outlook 2010 Fund	Expenses For Outlook 2010 Fund If The Advisory Proposals Are Approved
One Year
$ 683
$ 683

Three Year
$ 898
$ 929

Five Year
$ 1,238
$ 1,301

Ten Year
$ 2,115
$ 2,167

Class C	Current Expenses for Outlook 2010 Fund	Expenses For Outlook 2010 Fund If The Advisory Proposals Are Approved
One Year
$ 283
$ 283

Three Year
$ 604
$ 635

Five Year
$ 1,051
$ 1,114

Ten Year
$ 2,292
$ 2,436

Institutional Class	Current Expenses for Outlook 2010 Fund	Expenses For Outlook 2010 Fund If The Advisory Proposals Are Approved
One Year
$ 107
$ 102

Three Year
$ 347
$ 321

Five Year
$ 606
$ 557

Ten Year
$ 1,346
$  1,235

EXHIBIT A – FEE TABLES (Continued)

Class A	Current fees for Outlook 2020 fund	Fees For Outlook 2020 Fund If The Advisory Proposals Are Approved
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)

5.75%

5.75%

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the NAV on the date of original purchase or the NAV on the date of the redemption)

None(1)

None(1)

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
Management fee

0.55%

0.70%

Distribution (Rule 12b-1) fee

0.25%(2)

None(2)

Other expenses

0.78%

0.78%

Total Annual Fund Operating Expenses (Gross)

1.58%

1.48%

Waivers

0.28%

0.18%

Net Annual Fund Operating Expenses

1.30%(3)

1.30%(4)

_______________________

  Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase.
  Class A shares currently are charged a distribution fee of 0.25% that the Board of Trustees has voted to eliminate following shareholder approval of the new advisory arrangements.
  Funds Management has committed until at least June 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio for the Class A shares of each Outlook Fund. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.
  Funds Management has committed until at least June 30, 2003 to maintain the net operating expense ratio for the Class A shares of each Outlook Fund if the Advisory Proposals are approved. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

EXHIBIT A – FEE TABLES (Continued)
Class B	Current fees for Outlook 2020 fund	Fees For Outlook 2020 Fund If The Advisory Proposals Are Approved
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)

None

None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the NAV on the date of original purchase or the NAV on the date of the redemption)

5.00%

5.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
Management fee

0.55%

0.70%

Distribution (Rule 12b-1) fee

0.75%

0.75%

Other expenses

0.65%

0.65%

Total Annual Fund Operating Expenses (Gross)

1.95%

2.10%

Waivers

0.15%

0.30%

Net Annual Fund Operating Expenses

1.80%(1)

1.80%(2)

Class C	Current fees for Outlook 2020 fund	Fees For Outlook 2020 Fund If The Advisory Proposals Are Approved
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)

None

None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the NAV on the date of original purchase or the NAV on the date of the redemption)

1.00%

1.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
Management fee

0.55%

0.70%

Distribution (Rule 12b-1) fee

0.75%

0.75%

Other expenses

0.65%

0.65%

Total Annual Fund Operating Expenses (Gross)

1.95%

2.10%

Waivers

0.15%

0.30%

Net Annual Fund Operating Expenses

1.80%(1)

1.80%(2)

_______________________

  Funds Management has committed until at least June 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios for the Class B and C shares of each Outlook Fund. After this time, the net operating expense ratios may be increased only with the approval of the Board of Trustees.
  Funds Management has committed until June 30, 2003 to maintain the net operating expense ratios for the Class B and C shares of each Outlook Fund if the Advisory Proposals are approved. After this time, the net operating expense ratios for the Class B and Class C will be increased by 0.25% to 2.05%. After June 30, 2003, the net operating expense ratios for Class B and Class C shares may be increased above 2.05% only with the approval of the Board of Trustees.

EXHIBIT A – FEE TABLES (Continued)

Institutional Class	Current fees for Outlook 2020 fund	Fees For Outlook 2020 Fund If The Advisory Proposals Are Approved
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)

None

None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the NAV on the date of original purchase or the NAV on the date of the redemption)

None

None

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
Management fee

0.55%

0.70%

Distribution (Rule 12b-1) fee

0.00%

0.00%

Other expenses

0.52%(1)

0.27%(1)

Total Annual Fund Operating Expenses (Gross)

1.07%

0.97%

Waivers

0.02%

0.00%

Net Annual Fund Operating Expenses

1.05%(2)

1.00%(3)

_______________________

  "Other Expenses" currently includes a 0.25% shareholder servicing fee that the Board of Trustees has voted to eliminate following shareholder approval of the new advisory arrangements.
  Funds Management has committed at least until June 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio for the Institutional Class shares of each Outlook Fund. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.
  Funds Management has committed at least until June 30, 2003 to maintain the maximum net operating expense ratio shown for the Institutional Class shares of each Outlook Fund if the Advisory proposals are approved. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees. If the gross operating expense ratio is lower than the committed maximum net operating expense ratio, the class will operate at the lower gross operating expense ratio.

Example of Expenses:

You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, that fee waivers are not in effect after the first year, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.
Class A	Current Expenses for Outlook 2020 Fund	Expenses For Outlook 2020 Fund If The Advisory Proposals Are Approved
One Year
$ 700
$ 700

Three Year
$ 1,019
$ 999

Five Year
$ 1,361
$ 1,320

Ten Year
$ 2,323
$ 2,227

EXHIBIT A – FEE TABLES (Continued)

Class B	Current Expenses for Outlook 2020 Fund	Expenses For Outlook 2020 Fund If The Advisory Proposals Are Approved
One Year
$ 683
$ 683

Three Year
$ 898
$ 929

Five Year
$ 1,238
$ 1,301

Ten Year
$ 2,123
$ 2,175

Class C	Current Expenses for Outlook 2020 Fund	Expenses For Outlook 2020 Fund If The Advisory Proposals Are Approved
One Year
$ 283
$ 283

Three Year
$ 598
$ 629

Five Year
$ 1,038
$ 1,101

Ten Year
$ 2,263
$ 2,407

Institutional Class	Current Expenses for Outlook 2020 Fund	Expenses For Outlook 2020 Fund If The Advisory Proposals Are Approved
One Year
$ 107
$ 99

Three Year
$ 338
$ 309

Five Year
$ 588
$ 536

Ten Year
$ 1,304
$ 1,190

EXHIBIT A – FEE TABLES (Continued)

Class A	Current fees for Outlook 2030 fund	Fees For Outlook 2030 Fund If The Advisory Proposals Are Approved
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)

5.75%

5.75%

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the NAV on the date of original purchase or the NAV on the date of the redemption)

None(1)

None(1)

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
Management fee

0.55%

0.70%

Distribution (Rule 12b-1) fee

0.25%(2)

None(2)

Other expenses

0.81%

0.81%

Total Annual Fund Operating Expenses (Gross)

1.61%

1.51%

Waivers

0.31%

0.21%

Net Annual Fund Operating Expenses

1.30%(3)

1.30%(4)

_______________________

  Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase.
  Class A shares currently are charged a distribution fee of 0.25% that the Board of Trustees has voted to eliminate following shareholder approval of the new advisory arrangements.
  Funds Management has committed until at least June 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio for the Class A shares of each Outlook Fund. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.
  Funds Management has committed until at least June 30, 2003 to maintain the net operating expense ratio for the Class A shares of each Outlook Fund if the Advisory Proposals are approved. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

EXHIBIT A – FEE TABLES (Continued)
Class B	Current fees for Outlook 2030 fund	Fees For Outlook 2030 Fund If The Advisory Proposals Are Approved
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)

None

None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the NAV on the date of original purchase or the NAV on the date of the redemption)

5.00%

5.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
Management fee

0.55%

0.70%

Distribution (Rule 12b-1) fee

0.75%

0.75%

Other expenses

0.74%

0.74%

Total Annual Fund Operating Expenses (Gross)

2.04%

2.19%

Waivers

0.24%

0.39%

Net Annual Fund Operating Expenses

1.80%(1)

1.80%(2)

Class C	Current fees for Outlook 2030 fund	Fees For Outlook 2030 Fund If The Advisory Proposals Are Approved
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)

None

None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the NAV on the date of original purchase or the NAV on the date of the redemption)

1.00%

1.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
Management fee

0.55%

0.70%

Distribution (Rule 12b-1) fee

0.75%

0.75%

Other expenses

0.77%

0.77%

Total Annual Fund Operating Expenses (Gross)

2.07%

2.22%

Waivers

0.27%

0.42%

Net Annual Fund Operating Expenses

1.80%(1)

1.80%(2)

_______________________

  Funds Management has committed until at least June 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios for the Class B and C shares of each Outlook Fund. After this time, the net operating expense ratios may be increased only with the approval of the Board of Trustees.
  Funds Management has committed until June 30, 2003 to maintain the net operating expense ratios for the Class B and C shares of each Outlook Fund if the Advisory Proposals are approved. After this time, the net operating expense ratios for the Class B and Class C will be increased by 0.25% to and capped at 2.05%. After June 30, 2003, the net operating expense ratios for Class B and Class C shares may be increased above 2.05% only with the approval of the Board of Trustees.

EXHIBIT A – FEE TABLES (Continued)

Institutional Class	Current fees for Outlook 2030 fund	Fees For Outlook 2030 Fund If The Advisory Proposals Are Approved
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)

None

None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the NAV on the date of original purchase or the NAV on the date of the redemption)

None

None

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
Management fee

0.55%

0.70%

Distribution (Rule 12b-1) fee

0.00%

0.00%

Other expenses

0.56%(1)

0.31%(1)

Total Annual Fund Operating Expenses (Gross)

1.11%

1.01%

Waivers

0.06%

0.01%

Net Annual Fund Operating Expenses

1.05%(2)

1.00%(3)

_______________________

  "Other Expenses" currently includes a 0.25% shareholder servicing fee that the Board of Trustees has voted to eliminate following shareholder approval of the new advisory arrangements.
  Funds Management has committed at least until June 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio for the Institutional Class shares of each Outlook Fund. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.
  Funds Management has committed at least until June 30, 2003 to maintain the net operating expense ratio for the Institutional Class shares of each Outlook Fund if the Advisory Proposals are approved. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

Example of Expenses:

You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, that fee waivers are not in effect after the first year, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.
Class A	Current Expenses for Outlook 2030 Fund	Expenses For Outlook 2030 Fund If The Advisory Proposals Are Approved
One Year
$ 700
$ 700

Three Year
$ 1,025
$ 1,005

Five Year
$ 1,373
$ 1,333

Ten Year
$ 2,352
$ 2,256

EXHIBIT A – FEE TABLES (Continued)

Class B	Current Expenses for Outlook 2030 Fund	Expenses For Outlook 2030 Fund If The Advisory Proposals Are Approved
One Year
$ 683
$ 683

Three Year
$ 916
$ 948

Five Year
$ 1,276
$ 1,339

Ten Year
$ 2,188
$ 2,240

Class C	Current Expenses for Outlook 2030 Fund	Expenses For Outlook 2030 Fund If The Advisory Proposals Are Approved
One Year
$ 283
$ 283

Three Year
$ 623
$ 654

Five Year
$ 1,089
$ 1,152

Ten Year
$ 2,379
$ 2,522

Institutional Class	Current Expenses for Outlook 2030 Fund	Expenses For Outlook 2030 Fund If The Advisory Proposals Are Approved
One Year
$ 107
$ 102

Three Year
$ 347
$ 321

Five Year
$ 606
$ 557

Ten Year
$ 1,346
$  1,235

EXHIBIT A – FEE TABLES (Continued)

Class A	Current fees for Outlook 2040 fund	Fees For Outlook 2040 Fund If The Advisory Proposals Are Approved
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)

5.75%

5.75%

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the NAV on the date of original purchase or the NAV on the date of the redemption)

None(1)

None(1)

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
Management fee

0.55%

0.70%

Distribution (Rule 12b-1) fee

0.25%(2)

None(2)

Other expenses

0.88%

0.88%

Total Annual Fund Operating Expenses (Gross)

1.68%

1.58%

Waivers

0.38%

0.28%

Net Annual Fund Operating Expenses

1.30%(3)

1.30%(4)

_______________________

  Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase.
  Class A shares currently are charged a distribution fee of 0.25% that the Board of Trustees has voted to eliminate following shareholder approval of the new advisory arrangements.
  Funds Management has committed until at least June 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio for the Class A shares of each Outlook Fund. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.
  Funds Management has committed until at least June 30, 2003 to maintain the net operating expense ratio for the Class A shares of each Outlook Fund if the Advisory Proposals are approved. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

EXHIBIT A – FEE TABLES (Continued)
Class B	Current fees for Outlook 2040 fund	Fees For Outlook 2040 Fund If The Advisory Proposals Are Approved
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)

None

None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the NAV on the date of original purchase or the NAV on the date of the redemption)

5.00%

5.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
Management fee

0.55%

0.70%

Distribution (Rule 12b-1) fee

0.75%

0.75%

Other expenses

0.77%

0.77%

Total Annual Fund Operating Expenses (Gross)

2.07%

2.22%

Waivers

0.27%

0.42%

Net Annual Fund Operating Expenses

1.80%(1)

1.80%(2)

Class C	Current fees for Outlook 2040 fund	Fees For Outlook 2040 Fund If The Advisory Proposals Are Approved
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)

None

None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the NAV on the date of original purchase or the NAV on the date of the redemption)

1.00%

1.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
Management fee

0.55%

0.70%

Distribution (Rule 12b-1) fee

0.75%

0.75%

Other expenses

0.87%

0.87%

Total Annual Fund Operating Expenses (Gross)

2.17%

2.32%

Waivers

0.37%

0.52%

Net Annual Fund Operating Expenses

1.80%(1)

1.80%(2)

_______________________

  Funds Management has committed until at least June 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios for the Class B and C shares of each Outlook Fund. After this time, the net operating expense ratios may be increased only with the approval of the Board of Trustees.
  Funds Management has committed until June 30, 2003 to maintain the net operating expense ratios for the Class B and C shares of each Outlook Fund if the Advisory Proposals are approved. After this time, the net operating expense ratios for the Class B and Class C will be increased by 0.25% to 2.05%. After June 30, 2003, the net operating expense ratios for Class B and Class C shares may be increased above 2.05% only with the approval of the Board of Trustees.

EXHIBIT A – FEE TABLES (Continued)

Institutional Class	Current fees for Outlook 2040 fund	Fees For Outlook 2040 Fund If The Advisory Proposals Are Approved
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)

None

None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the NAV on the date of original purchase or the NAV on the date of the redemption)

None

None

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
Management fee

0.55%

0.70%

Distribution (Rule 12b-1) fee

0.00%

0.00%

Other expenses

0.53%(1)

0.28%(1)

Total Annual Fund Operating Expenses (Gross)

1.08%

0.98%

Waivers

0.03%

0.00%

Net Annual Fund Operating Expenses

1.05%(2)

1.00%(3)

_______________________

  "Other Expenses" currently includes a 0.25% shareholder servicing fee that the Board of Trustees has voted to eliminate following shareholder approval of the new advisory arrangements.
  Funds Management has committed until at least June 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio for the Institutional Class shares of each Outlook Fund. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.
  Funds Management has committed until at least June 30, 2003 to maintain the maximum net operating expense ratio shown for the Institutional Class shares of each Outlook Fund if the Advisory Proposals are approved. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees. If the gross operating expense ratio is lower that the committed maximum net operating expense ratio, the class will operate at the lower gross operating expense ratio.

Example of Expenses:

You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, that fee waivers are not in effect after the first year, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.
Class A	Current Expenses for Outlook 2040 Fund	Expenses For Outlook 2040 Fund If The Advisory Proposals Are Approved
One Year
$ 700
$ 700

Three Year
$ 1,039
$ 1,019

Five Year
$ 1,401
$ 1,361

Ten Year
$ 2,418
$ 2,323

EXHIBIT A – FEE TABLES (Continued)

Class B	Current Expenses for Outlook 2040 Fund	Expenses For Outlook 2040 Fund If The Advisory Proposals Are Approved
One Year
$ 683
$ 683

Three Year
$ 923
$ 954

Five Year
$ 1,289
$ 1,352

Ten Year
$ 2,232
$ 2,284

Class C	Current Expenses for Outlook 2040 Fund	Expenses For Outlook 2040 Fund If The Advisory Proposals Are Approved
One Year
$ 283
$ 283

Three Year
$ 644
$ 675

Five Year
$ 1,131
$ 1,193

Ten Year
$ 2,474
$ 2,616

Institutional Class	Current Expenses for Outlook 2040 Fund	Expenses For Outlook 2040 Fund If The Advisory Proposals Are Approved
One Year
$ 107
$ 100

Three Year
$ 340
$ 312

Five Year
$ 593
$ 542

Ten Year
$ 1,314
$ 1,201

EXHIBIT B

ADDITIONAL INFORMATION ABOUT

FUNDS MANAGEMENT

    Funds Management is wholly-owned by Wells Fargo Investment Group, Inc., an intermediate holding company that holds certain other investment business subsidiaries. Wells Fargo Investment Group, Inc. is located at Sixth and Marquette, Minneapolis, Minnesota 55479. Wells Fargo Investment Group, Inc. is wholly-owned by Ragen MacKenzie Group Incorporated, an intermediate holding company. Ragen MacKenzie Group Incorporated is located at 999 Third Avenue, Suite 4300, Seattle, WA 98104. Ragen MacKenzie Group Incorporated is wholly-owned by Wells Fargo & Company.

-- The directors and principal executive officer of Funds Management           and their principal occupation and addresses are listed below:
Name and Address(1)	Title	Principal Occupation
Michael J. Hogan	Director and President	Director and President, Funds Management and Executive Vice President of Wells Fargo Bank, N.A.
C. David Messman	Director and Secretary	Director and Secretary, Funds Management and Vice President and Senior Counsel, Wells Fargo Bank, N.A.
Karla M. Rabusch	Director and Principal Administrative Officer and Chief Financial Officer	Principal Administrative Officer and Chief Financial Officer, Funds Management and Senior Vice President, Wells Fargo Bank, N.A.

-- The chart below lists each officer of the Wells Fargo Funds Trust          who is an officer, director, general partner or shareholder of Funds           Management.

Name	Position with Wells Fargo Funds Trust	Position or Connection with Funds Management
Christopher Bellonzi	Assistant Secretary	Vice President
Michael J. Hogan	President and Principal Executive Officer	Director and President
C. David Messman	Secretary	Director and Secretary
Dorothy A. Peters	Assistant Secretary	Vice President
Karla M. Rabusch	Treasurer and Chief Financial Officer	Director and Principal Financial and Accounting Officer
William Ying	Assistant Treasurer	Vice President

__________

1. All directors and officers are associated with Funds Management at 525 Market Street, 10th Floor, San Francisco, California,           94105.

EXHIBIT C

ADDITIONAL INFORMATION ABOUT BGFA

-- The directors and principal executive officer of BGFA and their           principal occupation and addresses are listed below:
Name and Address(1)	Title	Principal Occupation
Garrett Bouton	Director, Chairman and Chief Executive Officer	Chairman and Chief Executive Officer of BGFA
Patricia Dunn	Director	Managing Director of BGFA and Co-Chairman and Director of Barclays Global Investors, Inc.
Andrea Zuberti	Director	Chief Administrative Officer of BGFA
Allison Davis	Director	Chief Financial Officer of BGFA

__________

1. All directors and officers are associated with BGFA at 45 Fremont Street, San Francisco, California, 94105.

-- The chart below lists certain required information about similar funds           advised or sub-advised by BGFA:

Name of Fund	Asset Size as of June 25, 2001	Current Advisory Fee Based on Average Daily Net Assets
LifePath Income Master Portfolio	$ 39,366,242	0.35%
LifePath 2010 Master Portfolio	$126,656,680	0.35%
LifePath 2020 Master Portfolio	$374,019,600	0.35%
LifePath 2030 Master Portfolio	$132,176,986	0.35%
LifePath 2040 Master Portfolio	$109,362,458	0.35%

APPENDIX 1

WELLS FARGO FUNDS TRUST

525 MARKET STREET

SAN FRANCISCO, CALIFORNIA 94105

    BY MY SIGNATURE BELOW, I APPOINT MICHAEL J. HOGAN, KARLA M. RABUSCH, DOROTHY A. PETERS AND CHRISTOPHER BELLONZI (OFFICERS OF WELLS FARGO FUNDS TRUST), AS MY PROXIES AND ATTORNEYS TO VOTE ALL FUND SHARES OF THE PORTFOLIO(S) IDENTIFIED BELOW THAT I AM ENTITLED TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE OUTLOOK FUNDS OF WELLS FARGO FUNDS TRUST (EACH AN "OUTLOOK FUND") TO BE HELD AT THE OFFICES OF WELLS FARGO FUNDS TRUST, 525 MARKET STREET, 10TH FLOOR, SAN FRANCISCO, CA 94105 ON FRIDAY, OCTOBER 19, 2001 10:00 A.M. (PACIFIC TIME), AND AT ANY ADJOURNMENTS OF THE MEETING. THE PROXIES SHALL HAVE ALL THE POWERS THAT I WOULD POSSESS IF PRESENT. I HEREBY REVOKE ANY PRIOR PROXY, AND RARIFY AND CONFIRM ALL THAT THE PROXIES, OR ANY OF THEM, MAY LAWFULLY DO. I ACKNOWLEDGE RECEIPT OF SPECIAL SHAREHOLDERS MEETING DATED OCTOBER 19, 2001.

    THE PROXIES SHALL VOTE MY SHARES ACCORDING TO MY INSTRUCTIONS GIVEN BELOW WITH RESPECT TO THE PROPOSALS. IF I DO NOT PROVIDE AN INSTRUCTION, I UNDERSTAND THAT THE PROXIES WILL VOTE MY SHARES IN FAVOR OF THE PROPOSALS. THE PROXIES WILL VOTE ON ANY OTHER MATTER THAT MAY ARISE IN THE MEETING ACCORDING TO THEIR BEST JUDGEMENT, INCLUDING ANY MOTIONS TO ADJOURN THE MEETING.

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST, WHICH UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX:

A. For Shareholders Of The Outlook Today Fund And Outlook 2010 Fund

1. To approve an investment advisory agreement with Wells Fargo           Funds Management, LLC.

        [ ] FOR                      [ ] AGAINST                   [ ] ABSTAIN

2. To approve a sub-advisory agreement with Barclays Global Funds           Advisors.

                                                [ ] FOR                      [ ] AGAINST                   [ ] ABSTAIN

3. To approve an increase in the ending "normal" equity asset allocation           percentage.

        [ ] FOR                      [ ] AGAINST                   [ ] ABSTAIN

NOTE: PLEASE MAKE SURE THAT YOU COMPLETE, SIGN AND DATE YOUR PROXY CARD. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON YOUR ACCOUNT. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE YOUR FULL TITLE AS SUCH. EACH JOINT OWNER SHOULD SIGN PERSONALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY ENCLOSING THE PROXY BALLOT IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU MAY ALSO VOTE BY CALLING [________] TOLL-FREE AT [_______] 24 HOURS A DAY, OR ON THE INTERNET AT WWW.PROXYVOTE.COM. A CONFIRMATION OF YOUR TELEPHONE VOTE WILL BE MAILED TO YOU.

Name of Fund_______________               ______________________________

Signature of Shareholder

No. of Shares _______________

                                                                       ______________________________

                                                                       Signature of Shareholder

B. For Shareholders Of THE Outlook 2020 Fund, Outlook 2030 Fund And Outlook 2040 Fund

1. To approve an investment advisory agreement with Wells Fargo           Funds Management, LLC.

                                                [ ] FOR                       [ ] AGAINST          [ ] ABSTAIN

2. To approve a sub-advisory agreement with Barclays Global Funds           Advisors.

                                                [ ] FOR                        [ ] AGAINST            [ ] ABSTAIN

NOTE: PLEASE MAKE SURE THAT YOU COMPLETE, SIGN AND DATE YOUR PROXY CARD. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON YOUR ACCOUNT. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE YOUR FULL TITLE AS SUCH. EACH JOINT OWNER SHOULD SIGN PERSONALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY ENCLOSING THE PROXY BALLOT IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU MAY ALSO VOTE BY CALLING [________] TOLL-FREE AT [_______] 24 HOURS A DAY, OR ON THE INTERNET AT WWW.PROXYVOTE.COM. A CONFIRMATION OF YOUR TELEPHONE VOTE WILL BE MAILED TO YOU.

Name of Fund_______________         ______________________________

                                                                Signature of Shareholder

No. of Shares _______________

                                                                ______________________________

                                                                Signature of Shareholder

Date: ______________________.